UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2015

FX Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-35012	87-0504461
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3006 Highland Drive, Suite 206 Salt Lake City, Utah	84106
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (801) 486-5555

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14b-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01—Other Events.

As set forth in a definitive proxy statement (the “Proxy Statement”) filed by FX Energy, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on December 21, 2015, the Board of Directors of the Company has called a special meeting of holders of the Company’s common stock (the “Special Meeting”) to be held on December 31, 2015 for the purpose of voting on:

•                  A proposal to approve the Agreement and Plan of Merger dated October 13, 2015 CET (October 12, 2015 MST) (the “Merger Agreement”), by and among the Company, ORLEN Upstream Sp. z o.o. (“ORLEN Upstream”) and Kiwi Acquisition Corp., a wholly owned subsidiary of ORLEN Upstream (“Merger Sub”); and

•                  A proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the transactions contemplated by the Merger Agreement;

as more fully described in the Proxy Statement. Holders of record of the Company’s common stock as of the close of business on December 18, 2015 are entitled to notice of and to vote at the Special Meeting, or any adjournment or postponement thereof.

Pursuant to the terms of the Merger Agreement, on October 27, 2015, Merger Sub commenced a tender offer (the “Tender Offer”) for all of the outstanding shares of common stock of the Company.  As a result of its acquisition of shares pursuant to the Tender Offer, as of the record date for the Special Meeting, Merger Sub was the record holder of more than 50% of the outstanding shares of the Company’s common stock. Accordingly, Merger Sub has sufficient voting power to approve the Merger Agreement at the Special Meeting without the affirmative vote of any other holder of the Company’s common stock.  ORLEN Upstream and Merger Sub have agreed that they will vote all shares of common stock then owned by them in favor of approval of the Merger Agreement.  Accordingly, approval of the Merger Agreement at the Special Meeting is assured.

The Proxy Statement contains important information about the Company, ORLEN Upstream, Merger Sub, the transactions contemplated by the Merger Agreement, the Special Meeting and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY.

Stockholders are able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov or by phone, email or written request by contacting the Company at the following:

Address: 3006 Highland Drive, Suite 206, Salt Lake City, Utah 84106

Phone: (801) 486-5555

Email: scottduncan@fxenergy.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FX ENERGY, INC.
Registrant

Date: December 21, 2015	/s/ Clay Newton
Clay Newton, Chief Financial Officer